EXECUTION VERSION


                         WAIVER AND AMENDMENT AGREEMENT

         This WAIVER AND AMENDMENT AGREEMENT (this "WAIVER AND AMENDMENT ") dated as of December ___, 2004, is entered into among TechAlt, Inc., a Nevada corporation (f.k.a. Dendo Global Corp.) (the "COMPANY "), and the several undersigned investors in the Company (each, individually, an "INVESTOR", collectively, the "INVESTORS ").

         WHEREAS, pursuant to a Securities Purchase Agreement, dated as of August 24, 2004 (the "SECURITIES PURCHASE AGREEMENT "), by and among the Company and the Investors, the Company sold to the Investors (i) 500,000 shares of the Company's Series A Convertible Preferred Stock, par value $0.001 per share (the "SERIES A PREFERRED"), (ii) warrants to purchase 1,000,000 shares of the Company's common stock, par value $0.001 per share ("COMMON STOCK"), (iii) Additional Investment Rights to purchase 3,500,000 additional shares of Series A Preferred, and (iv) additional warrants to purchase 7,000,000 shares of Common Stock (together (i) through (iv), the "OFFERING "). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Securities Purchase Agreement; WHEREAS, in connection with the settlement (the "SETTLEMENT ") of certain litigation instituted by Paul Masanek and Services By Designwise, Ltd., an Illinois corporation (collectively, "MASANEK"), the Company and Masanek intend to enter into a (i) Settlement Agreement, (ii) Sales Agreement, (iii) Consulting Agreement, (iv) Right of First Refusal Agreement,
(v) Warrant, (vi) Secured Convertible Promissory Note, (vii) Registration Rights Agreement, and (viii) Agreement and Plan of Merger among the Company, Technology Alternatives, Inc., TechAlt Acquisitions, Inc., James E. Solomon and Paul Masanek (the "MERGER"), of which true and complete copies have been delivered to the Investors on or prior to the date hereof (collectively, the "MASANEK SETTLEMENT DOCUMENTS"). Further, and also in connection with the Settlement, the Company intends to enter into an Agreement to Rescind Intellectual Property License Agreement with Technology Alternatives, Inc., of which a true and complete copy has been delivered to the Investors on or prior to the date hereof (the "RESCISSION AGREEMENT," and, together with the Masanek Settlement Documents, the "SETTLEMENT DOCUMENTS ");

         WHEREAS, in connection with completing the settlement and the Settlement Documents, the Company has requested, and subject to the terms and conditions of this Waiver and Amendment, the Investors have agreed to waive certain provisio ns of the Transaction Documents (as defined in the Securities Purchase Agreement) described below; and

         WHEREAS, in order to facilitate the settlement and the consummation of the transactions contemplated by the Settlement Documents, the parties hereto further agree to amend certain provisions of the Transaction Documents as described below.

         NOW, THEREFORE, the parties hereto agree as follows:

1.       Definitions; References; Interpretation. Unless specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Transaction Documents shall have the meaning assigned to such term in the Transaction Documents.

2. Waivers. The Investors hereby waive compliance by the Company with the following sections of the following agreements only as those provisions relate to the Settlement Documents and the consummation of the transactions contemplated thereby:

         (a) Securities Purchase Agreement. (i) The provisions of Section 4(l) of the Securities Purchase Agreement pertaining to Fundamental Transactions are hereby waived only to the extent such provisions would apply to the Merger, pursuant to which more than 50% of the shares of the Company will be acquired by James E. Solomon (4,867,440), Paul Masanek (4,676,560) and Hudson Investment Advisors, LLC (500,000) (collectively, the "MERGER SHARES")(1), in accordance with the Masanek Settlement Documents; (ii) the provisions of Section 4(o) of the Securities Purchase Agreement pertaining to the Additional Issuances of Securities are hereby waived only to the extent such provisions would apply to the issuance (A) by the Company to Masanek, in accordance with the terms of the Masanek Settlement Documents, of (i) a Warrant to purchase 750,000 shares of common stock at an exercise price of $1.00 per share, (ii) the Merger Shares,
(iii) a Secured Convertible Promissory Note in the principal amount of $1,150,000, convertible into shares of common stock at the conversion price of $1.00 per share, and (B) of Series A Preferred Stock and Warrants contemplated to be offered to certain individual investors (the "OUTSIDE INVESTORS ") not originally a party to the Transaction Documents (the "OUTSIDE INVESTOR SECURITIES"), on the same terms and conditions as the Series A Preferred Stock and Warrants offered pursuant to the Transaction Documents, which aggregate of amount of investment by the Outside Investors shall not exceed $820,000 (i.e., 820,000 shares of Series A Preferred Stock and Warrants to purchase 1,640,000 shares of common stock with an exercise price of $1.00 per share) (the securities described in (ii)(A) and the Outside Investor Securities, collectively the "WAIVED SECURITIES"), and (iii) the provisions of Section 5(b) of the Securities Purchase Agreement requiring that the Company give no instructions to the Transfer Agent other than the Irrevocable Transfer Agent Instructions (as defined therein) are hereby waived only to the extent such provisions would apply to the irrevocable transfer agent instructions to be given by the Company to its transfer agent regarding the issuance of the Outside Investor Securities.

------------------------

(1) Pursuant to the terms of the Rescission Agreement, the 10,044,000 shares of the Company's common stock issued pursuant to the Intellectual Property License Agreement between the Company and Technology Alternatives, Inc. (the " LICENSE AGREEMENT") will be cancelled. 10,044,000 shares will then be issued pursuant to the Agreement and Plan of Merger among the Company, Technology Alternatives, Inc., TechAlt Acquisitions, Inc., James E. Solomon and Paul Masanek (" MERGER AGREEMENT"). Accordingly, there will be no dilution to the Investors on account of the Merger Shares and post-Merger the Company will have 12,000,000 shares of common stock issued and outstanding, the same amount of shares issued and outstanding immediately following the License Agreement and immediately prior to the execution of the Transaction Documents.

         (b) Registration Rights Agreement. The provisions of Section 2(b) of the Registration Rights Agreement pertaining to the inclusion of securities other than Registrable Securities on any Registration Statement are hereby waived to only permit registration of (i) 130% of the 6,576,560 shares of the common stock of the Company being issued to Masanek, (ii) 130% of the 3,280,000 shares of Common Stock which may be issued to the Outside Investors and (iii) 2,880,000 shares of Common Stock which may be issued to Sunrise Securities Corp. and/or Sunrise Financial Group, Inc.

         (c) The Warrants and Additional Warrants. (i) Sections 2(a) of the Warrants and Additional Warrants pertaining to Adjustments upon issuance of Common Stock are hereby waived only so far as those provisions relate to the issuance of the Waived Securities, and (ii) Section 4(b) of the Warrants and Additional Warrants pertaining to Fundamental Transactions are hereby waived only so far as those provisions relate to the Merger.

         (d) Additional Investment Rights. Section 2(b) of the Additional Investment Right is hereby waived only insofar as those provisions relate to the Merger.

         (e) Lock-Up Agreement. The restrictions in clauses (1) and (2) of the second paragraph of the Lock-Up Agreement dated August 18, 2004 (the "LOCK-UP AGREEMENT "), among James E. Solomon and the Investors are hereby waived only insofar as these restrictions would prohibit the cancellation in connectio n with the Rescission Agreement of shares of common stock owned by James E. Solomon.

         (f) Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock, as filed with the State of Delaware on August 23, 2004, 2004 (the "CERTIFICATE "). (i) Section 2(e)(i) of the Certificate is hereby waived only insofar as that provision relates to the issuances of the Waived Securities; and (ii) Section 2(e)(iv)(C) of the Certificate is hereby waived only to the extent such section would require Notice of a Fundamental Transaction in connection with the Merger.

3. Waivers Regarding Adjustments Unrelated to the Settlement Documents. The Investors hereby waive compliance by the Company with the following section of the following agreements only as that provision relates to the shares of common stock, warrants and options to be issued to Sunrise Securities Corp. or Sunrise Financial Group, Inc. (collectively, "SUNRISE") pursuant to the Financial Advisory and Investment Banking Agreement and Public Relations Retainer Agreement with the Company.

         (a) Securities Purchase Agreement. The provisions of Section 4(o) of the Securities Purchase Agreement pertaining to the Additional Issuances of Securities are hereby waived only to the extent such provisions would apply to the issuance to Sunrise of (i) 840,000 shares of common stock and warrants to purchase 800,000 shares of common stock (exercise price of $.50 per share) pursuant to the Financial Advisory and Investment Banking Agreement, and (ii) 240,000 shares of common stock and options to purchase 1,000,000 shares of common stock (exercise price of (a) $.50 per share on options to purchase 500,000 shares of common stock and (b) $1.00 per share on options to purchase 500,000 shares of common stock) pursuant to the Public Relations Retainer Agreement (collectively, the "SUNRISE SECURITIES").

         (b) The Warrants and Additional Warrants. Sections 2(a) of the Warrants and Additional Warrants pertaining to Adjustments upon issuance of Common Stock are hereby waived only so far as those provisions relate to the issuances of the Sunrise Securities. (c) The Certificate. Section 2(e)(i) of the Certificate is hereby waived only insofar as that provision relates to the issuances of the Sunrise Securities.

4.       Amendments.

         (a)      Securities Purchase Agreement.

                  (i) Section 4(g) of the Securities Purchase Agreement is hereby amended by deleting from the last sentence thereof the amount of $10,000 and substituting in lieu thereof the amount of $47,750.

                  (ii) Section 7(b) of the Securities Purchase Agreement is hereby amended by replacing the opinion of the Otto Law Group, PLLC (the "OTTO LAW GROUP") referenced as Exhibit G thereto, with the opinion of the Otto Law Group in the form attached hereto as Exhibit A.

                  (iii) Section 7(j) is hereby amended by deleting such paragraph in its entirety, and substituting in lieu thereof, the following:

                  "The Company shall have consummated the Agreement and Plan of Merger and Reorganization among the Company, Technology Alternatives, Inc., James E. Solomon and Paul Masanek in accordance with the terms and conditions of the Agreement and Plan of Merger and Reorganization attached hereto as Exhibit
                  B. "

5. Representations and Warranties. The Company hereby represents and warrants to the Investors as follows:

         (a) This Waiver and Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms.

         (b) The Company is entering into this Waiver and Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Investors or any other person.

         (c) The Company's obligations under the Transaction Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

6.       Miscellaneous.

         (a) The Company acknowledges and agrees that the execution and delivery by the Investors of this Waiver and Amendment shall not be deemed (i) a waiver of any provision of any Transaction Document by any Investor except as explicitly set forth herein, or (ii) to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

         (b) This Waiver and Amendment shall be binding upon and inure to the benefit of the parties (i) hereto, and (ii) to the Transaction Documents, and their respective successors and assigns.

         (c) This Waiver and Amendment shall be governed by and construed in accordance with the law of the State of New York, provided that the Investors shall retain all rights arising under Federal law.

         (d) This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt of a facsimile transmitted document purportedly bearing the signature of a Investor or the Company shall bind such Investor or the Company, respectively, with the same force and effect as the delivery of a hard copy original.

         (e) The amendments described herein shall become effective, and shall be deemed to be effective as of the date hereof. Except as otherwise expressly modified herein, the Transaction Documents sha ll remain unchanged and is in full force and effect.

         (f) If any term or provision of this Waiver and Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Waiver and Amendment.

      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed and delivered in New York, NY by their proper and duly authorized officers as of the day and year first above written.

THE COMPANY:

TECHALT, INC.


By:
   ------------------------------------
Name:
Title:



THE INVESTORS:

Smithfield Fiduciary, LLC


By:
   ------------------------------------
Name: Adam J. Chill
Title: Authorized Signatory



---------------------------------------
Derek Caldwell



Cherokee Holdings II, LLC


By:
   ------------------------------------
Name: Samir N. Masri
Title: Secretary and Treasurer



Cranshire Capital, LP


By: DOWNSVIEW CAPITAL, The General Partner


By:
   ------------------------------------
   Name: Mitchell Kopin
   Title: President

Crestview Capital Master, LLC


By:
   ------------------------------------
Name: Stewart Flink
Title:



DKR SoundShore Oasis Holding Fund, Ltd.


By:
   ------------------------------------
Name: Ethan Benovitz
Title:



Iroquois Capital, LP


By:
   ------------------------------------
Name: Michael Chill
Title: